                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                AMENDMENT NO. 1
                                      TO
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):   July 23, 1996




                           OPTIMAX INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                           0-19082                          84-1059458
-------------------        ------------------------          ------------------
(State or other            (Commission file number)           (Employer Identi-
incorporation                                                     fication No.)



       132 Lincoln Street, Boston, Massachusetts                   02111
      -------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (617) 695-2950
     ---------------------------------------------------------------------



            4463 Northpark Drive, Colorado Springs, Colorado  80907
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7:   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION
------    --------------------------------------------------------

       (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
              -----------------------------------------
              (1) Filed herewith are the Report of Independent Auditors, the Balance Sheet as of December 31, 1995, Statement of Income and Statement of Cash Flows of Vine Street Stores, Inc. ("Vine Street") for the period from December 27, 1995 through December 31, 1995, together with the Notes to Financial Statements.

              (2) Also filed herewith are the unaudited Statement of Operations and Statement of Cash Flows of Vine Street for the Six Months Ended June 30, 1996.

       (b)    PROFORMA COMBINED, CONDENSED FINANCIAL INFORMATION
              --------------------------------------------------
              Filed herewith are the unaudited Pro Forma Consolidated Balance Sheet of Optimax Industries, Inc. and Consolidated Subsidiaries at June 30, 1996 and the unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 1996.

                           VINE STREET STORES, INC.

                             FINANCIAL STATEMENTS

         FOR THE INITIAL PERIOD DECEMBER 27, 1995 (DATE OF FORMATION)

                             TO DECEMBER 31, 1995

                      WITH REPORT OF INDEPENDENT AUDITOR

                           VINE STREET STORES, INC.

                               TABLE OF CONTENTS

                               DECEMBER 31, 1995


                                                       Page
                                                       ----
Report of Independent Auditor                            5

Financial Statements:

   Balance sheet                                         6

   Statement of income                                   7

   Statement of cash flows                               8

   Note to financial statements                          9

/TABLE

                                SALLYANN PENTA
                          Certified Public Accountant
                              132 Lincoln Street
                         Boston, Massachusetts  02111
                                (617) 350-0300



                         REPORT OF INDEPENDENT AUDITOR
                         -----------------------------


Board of Directors
Vine Street Stores, Inc.
Boston, Massachusetts


I have audited the accompanying balance sheet of Vine Street Stores, Inc. as of December 31, 1995 and the related statements of income and cash flows for the initial period December 27, 1995 (date of formation) to December 31, 1995. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vine Street Stores, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts
September 30, 1996

                           VINE STREET STORES, INC.

                                 BALANCE SHEET
                               DECEMBER 31, 1995



                                    ASSETS
                                    ------
Common stock subscriptions receivable                  $   1,000
                                                       ----------
Total assets                                           $   1,000
                                                       =========


                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

Total liabilities                                      $       -

Stockholders' equity
 Common stock, no-par value;
  200,000 shares authorized, 150,000 shares
  issued and outstanding                                   1,000
                                                       -----------
Total stockholders' equity                                 1,000
                                                       -----------
Total liabilities and stockholders' equity             $   1,000
                                                       =========

           See accompanying note and report of independent auditor.

                           VINE STREET STORES, INC.

                              STATEMENT OF INCOME
         FOR THE INITIAL PERIOD DECEMBER 27, 1995 (DATE OF FORMATION)
                             TO DECEMBER 31, 1995



Revenues                                          $        -

Operating expenses                                         -
                                                  -----------
Income before provision for income taxes                   -

Provision for income taxes                                 -
                                                  -----------
Net income                                        $        -
                                                  ===========


           See accompanying note and report of independent auditor.

                           VINE STREET STORES, INC.

                            STATEMENT OF CASH FLOWS
         FOR THE INITIAL PERIOD DECEMBER 27, 1995 (DATE OF FORMATION)
                             TO DECEMBER 31, 1995



Cash flows from operating activities                        $        -

Cash flows from investing activities                                 -

Cash flows from financing activities                                 -
                                                            -----------
Net change in cash                                                   -

Cash, December 27, 1995                                              -
                                                            -----------
Cash, December 31, 1995                                     $        -
                                                            ===========


           See accompanying note and report of independent auditor.

                           VINE STREET STORES, INC.

                         NOTE TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.
---------------------------------------------------

REPORTING ENTITY -
----------------
Vine Street Stores, Inc. (the "Company"), a Massachusetts corporation, was formed on December 27, 1995 for the purpose of owning and operating licensed department concessions, offering a selection of cut flowers, plants and foliage, within large regional and national discount retailers. Subsequent to December 31, 1995, the Company commenced business activities by opening three licensed department concessions under an agreement with a regional discount retailer.

                           VINE STREET STORES, INC.

                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (unaudited)



Sales                                                 $   102,572

Cost of sales                                              58,099
                                                      -----------
Gross profit                                               44,473

Operating expenses

 Advertising                                                4,103
 Bank charges                                                  55
 Insurance                                                    374
 Office supplies                                              478
 Rent                                                      17,437
                                                      -----------
Total operating expenses                                   22,417
                                                      -----------
Net income before provision
 for income taxes                                          20,056

Provision for income taxes                                  5,089
                                                      -----------

Net income                                               $ 16,967
                                                         ========
/TABLE

                           VINE STREET STORES, INC.

                            STATEMENT OF CASH FLOWS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (unaudited)


Cash flows from operating activities:

Net income                                             $  16,967

Adjustment to reconcile net income to net cash provided by operating activities:

     (Increases) in assets                               ( 1,768)
     Increases in liabilities                             11,394
                                                       ----------

Net cash provided by operating activities                 26,593

Cash flows from investing activities:

     Increase in deferred public offering                 (3,665)
     Net cash used by investing activities                (3,665)

Cash flows from financing activities:                          -
                                                       ----------
Increase in cash                                          22,928

Cash, January 1, 1996                                          -
                                                       ----------
Cash, June 30, 1996                                    $  22,928
                                                       =========

                            OPTIMAX INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                                     PRO FORMA CONSOLIDATED BALANCE SHEETS

                                          At June 30,                    Connecticut
                                              1996        Vine Street     Property      Private     Pro Forma
                                             Actual       Adjustment     Adjustment    Offering      (Total)
                                          ------------   -------------   -----------  -----------  -----------
                                                         June 30, 1996
ASSETS
------
Current Assets:
 Cash                                     $   13,802        $22,928     $ (433,615)   $1,356,000  $  959,365
 Accounts receivables, net of
   allowance for doubtful accounts            99,296            --             --            --       99,296
 Inventory                                   336,407          1,241            --            --      337,648
 Note receivable                             172,053            --             --            --      172,053
 Other                                         2,324          5,192            --            --        7,516
                                          -----------      ---------    -----------   ----------  -----------
  Total Current Assets                       623,882         29,361       (433,615)    1,356,250   1,575,878

Property and Equipment, net of
  accumulated depreciation                   391,401            --       2,033,615           --    2,425,016

Contract retainage, net of
  allowance for doubtful accounts             17,497            --             --            --       17,497
Goodwill, net of accumulated
  amortization                                   --             --             --            --           --
                                          -----------      ---------    -----------   ----------  -----------
     TOTAL ASSETS                         $1,032,780         29,361      1,600,000     1,356,250   4,018,391
                                          ==========         ======      =========     =========   =========

LIABILITIES AND STOCKHOLDERS' EQUITY DEFICIT
--------------------------------------------
Current Liabilities:
 Accounts payable and accrued expenses       814,950         11,394            --            --      826,344
 Notes payable                                16,034            --             --            --       16,034
                                          -----------      ---------    -----------   ----------  -----------
   Total Current Liabilities                 830,984         11,394                                  842,378
                                          -----------      ---------    -----------   ----------  -----------
 Notes payable, net                          445,418            --             --            --      445,418
                                          -----------      ---------    -----------   ----------  -----------
     TOTAL LIABILITIES                     1,276,402         11,394                                1,287,796
                                          -----------      ---------    -----------   ----------  -----------
Commitments and contingencies                    --             --             --            --         --
Stockholders' Equity
 Preferred shares - $001 par value,
  5,000,000 shares authorized,
  none issued, 1,280,000 issued
  for property, pro forma                        --             --       1,600,000           --    1,600,000
 Common shares - $.02 par value,
  20,000,000 shares authorized,
  1,703,091 shares issued and
  outstanding, 4,703,091
  outstanding pro forma                       34,062         30,000            --         30,000      94,062
 Additional paid-in capital                7,762,004        (29,000)           --      1,326,250   9,059,254
 Retained earnings/(Accumulated
  deficit)                                (8,039,622)        16,967            --            --   (8,022,655)
                                          -----------      ---------    -----------   ----------  -----------
   Total Stockholders' Equity               (243,688)         1,000      1,600,000     1,356,250   2,713,562
                                          -----------      ---------    -----------   ----------  -----------
     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                 $1,032,780        $29,361     $1,600,000    $1,356,250  $4,018,391
                                          ==========        =======     ==========    ==========  ==========
/TABLE

            OPTIMAX INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (unaudited)


                                    Optimax        Vine Street    Pro Forma
                                Industries, Inc.   Stores Inc.  Consolidated
                                ----------------   -----------  ------------
Sales                              $ 144,369       $ 102,572     $ 246,941

Cost of sales                        106,052          58,099       164,151
                                   ----------      ----------    ----------
Gross profit                          38,317          44,473        82,790

Operating expenses

 Depreciation                         34,053               -        34,053
 Salaries and payroll taxes, not
 included in cost of sales           133,233               -       133,233
 Other operating expenses             69,511          22,417        91,928
                                   ----------      ----------    ----------
Total operating expense              236,797          22,417       259,214
                                   ----------      ----------    ----------
Net income (loss) before other
 income (expense) and provision
 for income taxes                   (198,480)         22,056      (176,424)

Other income (expense)
 Interest expense                    ( 4,587)              -        (4,587)
 Other income                         38,632               -        38,632
                                   ----------      ----------    ----------
Total other income (expense)          34,045               -        34,045
                                   ----------      ----------    ----------
Net income (loss) before
 provision for income taxes         (164,435)         22,056      (142,379)

Provision for income taxes                -            5,089         5,089
                                   ----------      ----------    ----------
Net income (loss)                  $(164,435)       $ 16,967     $(147,468)
                                   ==========       ========     ==========

/TABLE

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OPTIMAX INDUSTRIES, INC.



Date:        10/7/96                    By:    /s/ David W. Dube
        ---------------------                ----------------------------
                                             David W. Dube, President